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Subsidiaries of KENETECH Corporation as of 03/01/98:

CNF Industries, Inc.
(Delaware)

     C.N. Flagg & Co., Incorporated
     (Connecticut)

     CNF Century Acquisition, Inc.
     (Delaware)

          Century Contractors West, Inc.
          (Texas)

     CNF Constructors, Inc.
     (Tennessee)

          CNF Equipment, Inc.
          (Delaware)

          CNF Penuelas, Inc.
          (Delaware)

          KENETECH - CNF Texas, Inc.
          (Delaware)

     CNF Power, Inc.
     (Connecticut)

     Process Construction Supply, Inc.
     (Delaware)

KENETECH Energy Systems, Inc.
(Delaware)

     Flagg Energy Development Corporation
     (Delaware)

          CCF-1, Inc.
          (Connecticut)

     KEM, Inc.
     (Delaware)

     KES Bloom, Inc.
     (Delaware)

     KES Chateaugay, Inc.
     (Delaware)

     KES Chicago Heights, Inc.
     (Delaware)

     KES Kingsburg, Inc.
     (Delaware)

     KES Kingston, Inc.
     (Delaware)

     KES LNG, Inc.
     (Delaware)

     KES Penuelas Holdings, Inc.
     (Delaware)

          KES Bermuda, Inc.
          (Delaware)

          KES Bermuda, Ltd.
          (British Virgin Islands)

          KES LNG, Ltd.
          (British Virgin Islands)

          KES Penuelas, Ltd.
          (British Virgin Islands)

     KES Pepperell, Inc.
     (Delaware)

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     KES Renville, Inc.
     (Delaware)

     Mill Street GP, Inc.
     (Delaware)

     Mill Street LP, Inc.
     (Delaware)

KENETECH Facilities Management, Inc.
(Delaware)

     KFM Pepperell, Inc.
     (Delaware)

KENETECH International Ltd.
(Delaware)

     Energia Eolica de Galicia, S.A.
     (Spain)

     Energie Eolienne KENETECH, Inc./KENETECH Windpower, Inc.
     (Quebec)

     KW Groningen B.V.
     (Netherlands)

          KW Eemsmond B.V.
          (Netherlands)

KENETECH Merger Company
(Delaware)

KENETECH Windpower India Company Limited
(Mauritius)

KENETECH India Private Limited
(India)

KENETECH Windpower, Inc.
(Delaware)

     AWP Plantas Eolicas, S.A.
     (Spain)

     East Wind Limited
     (Channel Islands)

          Windergo Ltd.

     Fiberblade Corporation
     (Delaware)

     GP WPP93 LP, Inc.
     (Delaware)

     KC One Company
     (Delaware)

     KENETECH Assembly and Test, Inc.
     (Delaware)

     KENETECH Canadian Operations, Inc.
     (Alberta)

     KENETECH Finance Company
     (Delaware)

          KENETECH Project Company
          (Delaware)

               USW Altamont Corporation
               (Delaware)

               KENETECH Leasing Company

                    USW Delta Company


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     KENETECH FSC, Inc.
     (Barbados)

     KENETECH Solar Energy Ventures, Inc.
     (Delaware)

     KW Altamont I, Inc.
     (Delaware)

     KW Altamont II, Inc.
     (Delaware)

     KW Altamont SCE, Inc.
     (Delaware)

     KW Boulevard I, Inc.
     (Delaware)

     KW Boulevard II, Inc.
     (Delaware)

     KW Cottonwood I, Inc.
     (Delaware)

     KW Cottonwood II, Inc.
     (Delaware)

     KW Eemsmond GP, Inc.
     (Delaware)

     KW Eemsmond LP, Inc.
     (Delaware)

     KW Europe Project Development Limited Liability Company

     KW Greenville Company
     (Delaware)

     KW Hayward, Inc.
     (Delaware)

     KW India, Inc.
     (Delaware)

     KW Jackson, Inc.
     (Delaware)

     KW Kelso I, Inc.
     (Delaware)

     KW Kelso II, Inc.
     (Delaware)

     KW Kelso III, Inc.
     (Delaware)

     KW Kelso IV, Inc.
     (Delaware)

     KW Kramer I, Inc.
     (Delaware)

     KW Kramer II, Inc.
     (Delaware)

     KW Kramer PV, Inc.
     (Delaware)

     KW La Rumorosa I, Inc.
     (Delaware)

     KW La Rumorosa II, Inc.
     (Delaware)

     KW La Rumorosa III, Inc.
     (Delaware)



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     KW Llyn Alaw LP, Inc.
     (Delaware)

     KW San Diego, Inc.
     (Delaware)

     KW SCE, Inc.
     (Delaware)

     KW SDG&E, Inc.
     (Delaware)

     KW Sidewinder, Inc.
     (Delaware)

     KW Solano I, Inc.
     (Delaware)

     KW Solano II, Inc.
     (Delaware)

     KW Tehachapi II, Inc.
     (Delaware)

     KW Tehachapi III, Inc.
     (Delaware)

     KW Tejona, S.A.
     (Costa Rica)

     KW Texas Manufacturing, Inc.
     (Delaware)

     KW Texas, Inc.
     (Delaware)

     KW Vansycle I, Inc.
     (Delaware)

     KW Vansycle II, Inc.
     (Delaware)

     KW WPP94, Inc.
     (Delaware)

     Northeast Windpower Systems, Inc.
     (Delaware)

     U.S. Windpower 1983-1, Inc.
     (California)

     U.S. Windpower 1984, Inc.
     (California)

     US WEG, Inc.
     (Delaware)

     USW Concord Company
     (Delaware)

     USW Fremont Company
     (Delaware)

     USW Midwest Windpower Land Company
     (Delaware)

     USW WindRiver Company
     (Delaware)

     USW WPP93 GP, Inc.
     (Delaware)

     Wind Generator Parks, Inc.
     (California)

     Windplant Operations B.V.
     (Netherlands)

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     Windpower Management Associates 1985-3, Inc.
     (California)

     Windpower Partners 1993 (SCE), Inc.
     (Delaware)

     WPP94 GP, Inc.
     (Delaware)

          KW Transmission, Inc.

KENETECH Wood Fuels, Inc.
(Delaware)

     KWF Chateaugay, Inc.
     (Delaware)

NOTE: * designates entities with multiple parents.